Exhibit 99.1

Introduction

The unaudited pro forma consolidated statements of income and balance sheet (pro forma financial statements) are derived from the historical consolidated financial statements of XPLR Infrastructure, LP (XPLR) and XPLR Infrastructure Pipeline Holdings, LLC, an indirect subsidiary of XPLR that indirectly owned an investment in natural gas pipeline assets in Pennsylvania (Meade pipeline investment), to illustrate the effect of the September 22, 2025 sale of the Meade pipeline investment. The pro forma financial statements are based on, and should be read in conjunction with, the consolidated financial statements of XPLR included in XPLR's Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission (SEC). The pro forma financial statements are also based on, and should be read in conjunction with, the consolidated financial statements of XPLR included in XPLR's Quarterly Report on Form 10-Q for the six months ended June 30, 2025 filed with the SEC.

The historical consolidated financial statements have been adjusted in the pro forma financial statements to give effect to transaction accounting adjustments that reflect the disposal of the Meade pipeline investment and exclude historical discontinued operations in 2023 and 2022. The pro forma financial statements have been derived by the application of transaction accounting adjustments to the historical consolidated financial statements of XPLR. The unaudited pro forma consolidated statements of income for the years ended December 31, 2024, 2023 and 2022 and for the six months ended June 30, 2025 give effect to the sale of the Meade pipeline investment, which will be accounted for as discontinued operations, as if it had occurred on January 1, 2022. Since the unaudited pro forma consolidated statements of income only include continuing operations, the estimated gain on sale is not included in any period presented. The unaudited pro forma consolidated balance sheet as of June 30, 2025 gives effect to the sale of the Meade pipeline investment as if it had occurred on June 30, 2025.

The sale of the Meade pipeline investment is subject to closing adjustments that have not yet been finalized. Accordingly, the transaction accounting adjustments are preliminary, and have been made solely for the purpose of providing pro forma financial statements as required by the SEC rules. Differences between these preliminary estimates and the final sale accounting may be material. The pro forma financial statements have been presented for informational purposes only and are not necessarily indicative of what the results of operations and financial position would have been had the sale of the Meade pipeline investment been completed on the dates indicated, nor are they necessarily indicative of future results of operations or financial position.

XPLR INFRASTRUCTURE, LP
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
(millions, except per unit amounts)

	Six months ended June 30, 2025
	XPLR Historical	Transaction Accounting Adjustments		XPLR Pro Forma
OPERATING REVENUES	$624	$—		$624
OPERATING EXPENSES
Operations and maintenance	212	—		212
Depreciation and amortization	277	—		277
Goodwill impairment charge	253	—		253
Taxes other than income taxes and other – net	37	—		37
Total operating expenses – net	779	—		779
GAINS ON DISPOSAL OF BUSINESSES/ASSETS – NET	12	—		12
OPERATING LOSS	(143)	—		(143)
OTHER INCOME (DEDUCTIONS)
Interest expense	(290)	40	(a)	(250)
Equity in earnings of equity method investees	48	—	(a)	48
Equity in losses of non-economic ownership interests	(3)	—		(3)
Other – net	10	—		10
Total other income (deductions) – net	(235)	40		(195)
LOSS BEFORE INCOME TAXES	(378)	40		(338)
INCOME TAXES	(86)	6	(b)	(80)
NET LOSS	(292)	34		(258)
NET LOSS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	273	(16)	(c)	257
NET LOSS ATTRIBUTABLE TO XPLR	$(19)	$18		$(1)

Loss per common unit attributable to XPLR – basic	$(0.20)	$0.19		$(0.01)
Loss per common unit attributable to XPLR – assuming dilution	$(0.20)	$0.19		$(0.01)
Weighted-average number of common units outstanding – basic	93.8	—		93.8
Weighted-average number of common units outstanding – assuming dilution	93.8	—		93.8

XPLR INFRASTRUCTURE, LP
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
(millions, except per unit amounts)

	Year ended December 31, 2024
	XPLR Historical	Transaction Accounting Adjustments		XPLR Pro Forma
OPERATING REVENUES	$1,230	$—		$1,230
OPERATING EXPENSES
Operations and maintenance	504	—		504
Depreciation and amortization	550	—		550
Goodwill impairment charge	575	—		575
Taxes other than income taxes and other – net	73	—		73
Total operating expenses – net	1,702	—		1,702
GAINS ON DISPOSAL OF BUSINESSES/ASSETS – NET	13	—		13
OPERATING LOSS	(459)	—		(459)
OTHER INCOME (DEDUCTIONS)
Interest expense	(170)	25	(a)	(145)
Equity in earnings of equity method investees	107	(22)	(a)	85
Equity in earnings of non-economic ownership interests	18	—		18
Other – net	47	—		47
Total other income (deductions) – net	2	3		5
LOSS BEFORE INCOME TAXES	(457)	3		(454)
INCOME TAXES	(46)	4	(b)	(42)
NET LOSS	(411)	(1)		(412)
NET LOSS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	388	12	(c)	400
NET LOSS ATTRIBUTABLE TO XPLR	$(23)	$11		$(12)

Loss per common unit attributable to XPLR – basic	$(0.25)	$0.12		$(0.13)
Loss per common unit attributable to XPLR – assuming dilution	$(0.25)	$0.12		$(0.13)
Weighted-average number of common units outstanding – basic	93.5	—		93.5
Weighted-average number of common units outstanding – assuming dilution	93.5	—		93.5

XPLR INFRASTRUCTURE, LP
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
(millions, except per unit amounts)

	Year ended December 31, 2023
	XPLR Historical	Transaction Accounting Adjustments		XPLR Pro Forma
OPERATING REVENUES	$1,078	$—		$1,078
OPERATING EXPENSES
Operations and maintenance	520	—		520
Depreciation and amortization	521	—		521
Goodwill impairment charge	—	—		—
Taxes other than income taxes and other – net	65	—		65
Total operating expenses – net	1,106	—		1,106
GAINS ON DISPOSAL OF BUSINESSES/ASSETS – NET	—	—		—
OPERATING LOSS	(28)	—		(28)
OTHER INCOME (DEDUCTIONS)
Interest expense	(394)	49	(a)	(345)
Equity in earnings of equity method investees	152	(71)	(a)	81
Equity in earnings of non-economic ownership interests	4	—		4
Other – net	9	—		9
Total other income (deductions) – net	(229)	(22)		(251)
LOSS BEFORE INCOME TAXES	(257)	(22)		(279)
INCOME TAXES	(25)	—	(b)	(25)
NET LOSS FROM CONTINUING OPERATIONS	(232)	(22)		(254)
NET LOSS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	263	23	(c)	286
NET INCOME FROM CONTINUING OPERATIONS ATTRIBUTABLE TO XPLR	$31	$1		$32

Earnings from continuing operations per common unit attributable to XPLR – basic	$0.34	$0.01		$0.35
Earnings from continuing operations per common unit attributable to XPLR – assuming dilution	$0.34	$0.01		$0.35
Weighted-average number of common units outstanding – basic	91.6	—		91.6
Weighted-average number of common units outstanding – assuming dilution	91.6	—		91.6

XPLR INFRASTRUCTURE, LP
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
(millions, except per unit amounts)

	Year ended December 31, 2022
	XPLR Historical	Transaction Accounting Adjustments		XPLR Pro Forma
OPERATING REVENUES	$969	$—		$969
OPERATING EXPENSES
Operations and maintenance	527	—		527
Depreciation and amortization	394	—		394
Goodwill impairment charge	—	—		—
Taxes other than income taxes and other – net	40	—		40
Total operating expenses – net	961	—		961
GAINS ON DISPOSAL OF BUSINESSES/ASSETS – NET	36	—		36
OPERATING INCOME	44	—		44
OTHER INCOME (DEDUCTIONS)
Interest expense	848	(96)	(a)	752
Equity in earnings of equity method investees	177	(73)	(a)	104
Equity in earnings of non-economic ownership interests	56	—		56
Other – net	5	—		5
Total other income (deductions) – net	1,086	(169)		917
INCOME BEFORE INCOME TAXES	1,130	(169)		961
INCOME TAXES	161	(16)	(b)	145
NET INCOME FROM CONTINUING OPERATIONS	969	(153)		816
NET INCOME FROM CONTINUING OPERATIONS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(524)	103	(c)	(421)
NET INCOME FROM CONTINUING OPERATIONS ATTRIBUTABLE TO XPLR	$445	$(50)		$395

Earnings from continuing operations per common unit attributable to XPLR – basic	$5.24	$(0.59)		$4.65
Earnings from continuing operations per common unit attributable to XPLR – assuming dilution	$5.24	$(0.59)		$4.65
Weighted-average number of common units outstanding – basic	84.9	—		84.9
Weighted-average number of common units outstanding – assuming dilution	84.9	—		84.9

XPLR INFRASTRUCTURE, LP
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
(millions)

	As of June 30, 2025
	XPLR Historical	Transaction Accounting Adjustments		XPLR Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$880	$152	(d)	$1,032
Accounts receivable	148	—		148
Other receivables	90	—		90
Due from related parties	93	—		93
Inventory	100	—		100
Other	145	(19)	(e)	126
Total current assets	1,456	133		1,589
Other assets:
Property, plant and equipment – net	14,871	—		14,871
Intangible assets – PPAs – net	1,733	—		1,733
Goodwill	—	—		—
Investments in equity method investees	1,753	(1,108)	(f)	645
Other	683	(50)	(e)	633
Total other assets	19,040	(1,158)		17,882
TOTAL ASSETS	$20,496	$(1,025)		$19,471
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued expenses	$60	$—		$60
Due to related parties	598	—		598
Current portion of long-term debt	1,026	(16)	(e)	1,010
Accrued interest	88	—		88
Accrued property taxes	30	—		30
Other	93	—		93
Total current liabilities	1,895	(16)		1,879
Other liabilities and deferred credits:
Long-term debt	5,608	(806)	(e)	4,802
Asset retirement obligations	375	—		375
Due to related parties	44	—		44
Intangible liabilities – PPAs – net	1,077	—		1,077
Other	226	—		226
Total other liabilities and deferred credits	7,330	(806)		6,524
TOTAL LIABILITIES	9,225	(822)		8,403
COMMITMENTS AND CONTINGENCIES
EQUITY
Common units (94.0 units issued and outstanding)	3,200	6	(g)	3,206
Accumulated other comprehensive loss	(6)	—		(6)
Noncontrolling interests	8,077	(209)	(h)	7,868
TOTAL EQUITY	11,271	(203)		11,068
TOTAL LIABILITIES AND EQUITY	$20,496	$(1,025)		$19,471

Notes to Pro Forma Financial Statements

Transaction Accounting Adjustments and Assumptions

The adjustments are based on currently available information and certain estimates and assumptions, and therefore the actual effects of these transactions will differ from the transaction accounting adjustments. A general description of these transactions and adjustments is provided as follows:

(a) Reflects the removal of interest expense associated with project-related debt and interest rate swaps and equity in earnings of equity method investees associated with the activities of the Meade pipeline investment. In 2025, equity in earnings relating to the Meade pipeline investment were not recognized as the investment was impaired in December 2024.

(b) Reflects the removal of income taxes associated with the Meade pipeline investment, project-related debt and noncontrolling membership interests in XPLR Infrastructure Pipelines, LLC (XPLR Pipelines) at the blended statutory rate.

(c) Reflects adjustments to net income (loss) attributable to noncontrolling interests based on the allocation of the transaction accounting adjustments.

(d) Reflects estimated net cash consideration from the sale of the Meade pipeline investment including approximately $1,113 million of cash consideration (comprised of $1,078 million expected base sales price at September 30, 2025 closing plus $35 million of expected third quarter 2025 monthly distributions to arrive at an estimated base sales price assuming a June 30, 2025 close) less $822 million to pay off project-related debt and $208 million relating to the final buyout of the remaining membership interests in XPLR Pipelines, partly offset by $69 million relating to the settlement of interest rate swaps on the project-related debt based on balances as of June 30, 2025.

(e) Reflects the payoff of outstanding borrowings at June 30, 2025 under three senior secured limited-recourse term loans and settlement of associated interest rate swaps.

(f) Reflects the removal of equity method investment associated with the Meade pipeline investment.

(g) Reflects XPLR's portion of the estimated after-tax gain that would have been recorded if the sale of the Meade pipeline investment closed on June 30, 2025.

(h) Reflects the noncontrolling interests of XPLR Pipelines of approximately $216 million which XPLR will buy out with the proceeds of the sale (cash buyout price is $208 million), partly offset by a noncontrolling interest's portion of the gain that would have been recorded if the sale of the Meade pipeline investment closed on June 30, 2025 of $7 million.